UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2023

Commission File Number: 333-141703-02; 333-167413; 333-191359; 333-205455-01; 333-228025-02; 333-260957	Commission File Number: 333-141703; 333-167413-02; 333-191359-02; 333-205455-02; 333-228025-01; 333-260957-02; 000-23108	Commission File Number: 333-205455; 333-228025; 333-260957-01

DISCOVER CARD EXECUTION NOTE TRUST	DISCOVER CARD MASTER TRUST I	DISCOVER FUNDING LLC
(Exact name of issuing entity in respect of the notes as specified in charter)	(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate)	(Exact name of depositor as specified in charter)

Delaware	Delaware	Delaware
(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the depositor)

c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001	c/o Discover Bank 800 Prides Crossing Suite 100 Newark, Delaware 19713	Discover Funding LLC 800 Prides Crossing Suite 100 Newark, Delaware 19713
(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the depositor)

47-4047337

(IRS Employer Identification No. of

the depositor)

DISCOVER BANK

(Exact name of the sponsor as specified in its charter)

Delaware	800 Prides Crossing Suite 100 Newark, Delaware	19713	51-0020270
(State or jurisdiction of incorporation or organization of the sponsor)	(Address of Principal Executive Office)	(Zip Code)	(IRS Employer Identification No. of the sponsor)

(302) 323-7315

(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

Class A(2008-C) Notes. On September 28, 2023, Discover Card Execution Note Trust (the “Note Issuance Trust”), as Issuer of the DiscoverSeries Class A(2008-C) Notes (the “Notes”), Discover Bank, as Master Servicer and Calculation Agent for the Note Issuance Trust, Discover Funding LLC, as Transferor, and the committed purchaser and purchaser of the Notes and their agent agreed to (i) extend the existing termination date for the note purchase commitments to July 31, 2025, (ii) extend the existing liquidation commencement date of the Notes to August 1, 2025, (iii) extend the existing expected maturity date of the Notes to September 15, 2025, (iv) extend the existing expected principal payment date of the Notes to September 15, 2025 and (v) extend the existing legal maturity date of the Notes to September 15, 2027. In connection with any increase in the outstanding dollar principal amount of the Notes, an interim expected maturity date and interim liquidation commencement date may be specified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 28, 2023	Discover Funding LLC
(as Depositor for Discover Card Master Trust I and
Discover Card Execution Note Trust and as registrant
under Commission File Numbers 333-205455, 333-228025 and 333-260957-01)

	By:	/s/ Patricia S. Hall
Patricia S. Hall
Vice President, Chief Financial Officer and Treasurer